UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 3, 2012 (March 29, 2012)

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following sets forth a summary of the base salaries for 2012 for SM Energy Company's (the “Company”) Chief Executive Officer, Chief Financial Officer, and the other named executive officers of the Company for whom compensation disclosure was required in the Company's most recent proxy statement filed with the Securities and Exchange Commission on April 12, 2011 (the “2011 Proxy Statement”). On March 29, 2012, the Compensation Committee of the Board of Directors of the Company approved the following 2012 base salaries:

Name and Principal Position	2012 Base Salary
Anthony J. Best President and Chief Executive Officer	$650,000
A. Wade Pursell Executive Vice President and Chief Financial Officer	$360,000
Javan D. Ottoson Executive Vice President and Chief Operating Officer	$430,000
Paul M. Veatch Senior Vice President and Regional Manager	$280,000

Milam Randolph Pharo, who was a named executive officer of the Company in the 2011 Proxy Statement, retired from the Company effective December 31, 2010.

Item 7.01    Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibits 99.1, 99.2, and 99.3, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

On March 30, 2011, the Company issued a press release notifying the holders of the Company's 3.50% Senior Convertible Notes due 2027 (the “Notes”) that the Company had determined that the contingent interest payable on the Notes for the period from April 1, 2012, until September 30, 2012, was equal to $1.6996 per $1,000 principal amount of the Notes. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

On April 2, 2012, the Company issued a press release announcing that the Company had completed its put right offer related to the Notes. A copy of the press release is furnished as Exhibit 99.2 to this report and incorporated by reference herein.

On April 2, 2012, the Company also issued a press release notifying the holders of the Notes that the Company had elected to redeem all Notes outstanding on May 2, 2012. A copy of the press release is furnished as Exhibit 99.3 to this report and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibits are furnished as part of this report:
	Exhibit 99.1	Press release of the Company dated March 30, 2012, entitled “SM Energy Announces Determination of Contingent Interest Amounts for 3.50% Senior Convertible Notes Due 2027”
	Exhibit 99.2	Press release of the Company dated April 2, 2012, entitled “SM Energy Announces Completion of Put Right Offer for 3.50% Senior Convertible Notes Due 2027”
	Exhibit 99.3	Press release of the Company dated April 2, 2012, entitled “SM Energy Notifies Holders of Election to Redeem 3.50% Senior Convertible Notes Due 2027”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	April 3, 2012	By:	/s/ KELLY E. COLLINS
Kelly E. Collins
Director of Financial Reporting & Assistant Corporate Secretary